[USAA(R) logo appears here.]











                                USAA NEW YORK
                                     MONEY MARKET Fund




                                      [Image appears here.]






                                Semiannual Report

--------------------------------------------------------------------------------
   September 30, 2001

Table of CONTENTS
-------------------------------------------------------------------------------

      MESSAGE FROM THE PRESIDENT                                       2

      INVESTMENT OVERVIEW                                              5

      MANAGERS' COMMENTARY ON THE FUND                                 7

      PORTFOLIO HIGHLIGHTS                                            11

      SHAREHOLDER VOTING RESULTS                                      13

      FINANCIAL INFORMATION

         Portfolio of Investments                                     16

         Notes to Portfolio of Investments                            22

         Statement of Assets and Liabilities                          23

         Statement of Operations                                      24

         Statements of Changes in Net Assets                          25

         Notes to Financial Statements                                26

IMPORTANT
--------------------------------------------------------------------------------
                         INFORMATION


               Your annual and semiannual report mailings are streamlined as part of our ongoing efforts to reduce expenses and respond to shareholder requests. We develop mailing lists using criteria such as address, member number, and surname to send one report to each household instead of sending one report to each registered owner. This practice is designed to reduce duplicate copies for many shareholders and their families and save paper and postage costs to the Fund. If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to receive one report per registered account owner, you may request this in writing to:


               USAA INVESTMENT MANAGEMENT COMPANY

               Attn: Report Mail

               9800 Fredericksburg Road

               San Antonio, TX  78284-8916

               or phone a mutual fund representative at

               1-800-531-8448 during business hours




               THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA NEW YORK MONEY MARKET FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY (USAA INVESTMENTS). IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES FURTHER DETAILS ABOUT THE FUND.



               USAA with the eagle is registered in the U.S. Patent & Trademark Office.
               (C)2001, USAA. All rights reserved.

2

MESSAGE
--------------------------------------------------------------------------------
                         from the PRESIDENT


[Photograph of the President and Vice
Chairman of the Board, Christopher W.
Claus, appears here.]
                                                         "
                                                 THE QUICK RESPONSE OF
                                                 MONETARY AND FISCAL
                                             POLICYMAKERS IS ENCOURAGING...
                                                         "

--------------------------------------------------------------------------------

               It was already difficult to predict the timing of an economic recovery before the September 11 attacks on America. Now, it's even tougher. History offers numerous examples of our economy's ability to recover and grow in the face of incredible obstacles. But right now, economists, financial experts, and investors alike are grappling with the question: When will the economy improve?

               The short-term picture is uncertain. September's events may weaken economic sectors that had remained strong during the slowdown earlier in the year. Most importantly, we could see a drop in consumer confidence--the key factor in our economy's stability.

               The consumer has some understandable fears. With corporations aggressively cutting both capital spending and employees, job security is a real concern. In addition, the American public

 ...CONTINUED
--------------------------------------------------------------------------------


               is uneasy about our nation's internal security. Until we know more about the outcome of the current geopolitical conflict, consumers may take a "wait and see" approach to spending.

               Faced with a decline in business activity and uncertainty about a consumer-led rebound, the Federal Reserve Board (the Fed) has cut short-term interest rates aggressively to stimulate the economy. The Fed will probably remain biased toward additional rate reductions until current world events play out and we start to see indicators of economic growth. And, at this writing, the current administration is considering a substantial economic stimulus package. The quick response of monetary and fiscal policymakers is encouraging for all of us who hope for a return to healthy levels of economic growth.

               We expect that the Fed will begin to raise short-term interest rates from their lowest levels in nearly 40 years once the econ-omy shows solid signs of recovery.

               In the equity markets, we also hope to see better days at some point in the future. We all know that bear markets don't last forever, but the key question is: When will this market turn? We don't pretend to know the answer to this question. But I'd like to leave you with some information that may assist you in making informed investment decisions.

               A consensus estimate of S&P 500 earnings calls for an earnings bottom in the first quarter of 2002. Historically, the bear mar-ket has generally bottomed and a new bull market has begun well before earnings actually bottom by an average of about nine

4

 ...CONTINUED
--------------------------------------------------------------------------------
                         from the PRESIDENT


               months. The time span between this estimated earnings low and the current bear market low that was reached on September 21 (as indicated by the S&P 500 Index decline of 36.8%) is about six months. Although it is too early to conclude that the bear market is over, this historic trend may indicate that we could be closer to the end of the bear market than the beginning.

               USAA Investments is committed to providing you with commentary on the markets that may help you determine and plan your investment strategy in any market situation. Visit USAA Market Commentary on the Investments page at USAA.COM.

               We truly appreciate the opportunity to serve you. Thank you for your business.


               Sincerely,


               \s\ Christopher W. Claus

               Christopher W. Claus
               President and Vice Chairman of the Board



               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

               FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY (USAA INVESTMENTS), INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL FOR A PROSPECTUS. READ IT CAREFULLY BEFORE INVESTING.

               THE S&P 500 INDEX IS AN UNMANAGED INDEX REPRESENTING THE WEIGHTED AVERAGE PERFORMANCE OF A GROUP OF 500 WIDELY HELD, PUBLICLY TRADED STOCKS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THE S&P 500 INDEX.

INVESTMENT
--------------------------------------------------------------------------------
                         OVERVIEW


USAA NEW YORK MONEY MARKET FUND


OBJECTIVE
--------------------------------------------------------------------------------

               High level of current interest income that is exempt from federal income tax and New York state and New York City personal income taxes and a further objective of preserving capital and maintaining liquidity.


TYPES OF INVESTMENTS
--------------------------------------------------------------------------------

               Invests principally in high-quality, New York tax-exempt securities with maturities of 397 days or less. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will endeavor to maintain a constant net asset value per share of $1.*

               * AN  INVESTMENT  IN A  MONEY  MARKET  FUND  IS  NOT  INSURED  OR
                 GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

--------------------------------------------------------------------------------
                                              9/30/01             3/31/01
--------------------------------------------------------------------------------
Net Assets                                 $102.8  Million     $100.8 Million
Net Asset Value Per Share                      $1.00               $1.00

--------------------------------------------------------------------------------
     Average Annual Total Returns and 7-Day Yield as of 9/30/01
--------------------------------------------------------------------------------
 3/31/01 to 9/30/01     1 YEAR    5 YEARS    10 YEARS    7-DAY YIELD
       1.21%**          2.92%      3.12%       2.97%        1.75%


** TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THIS SIX-
   MONTH RETURN IS CUMULATIVE.

               TOTAL RETURN EQUALS INCOME RETURN AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS AND RETURNS FLUCTUATE. THE SEVEN-DAY YIELD QUOTATION MORE CLOSELY REFLECTS CURRENT EARNINGS OF THE FUND THAN THE TOTAL RETURN QUOTATION.

6

 ...CONTINUED
--------------------------------------------------------------------------------
                         OVERVIEW

USAA NEW YORK MONEY MARKET FUND


                             7-DAY YIELD COMPARISON
                             ----------------------

A chart in the form of a line graph appears here illustrating the comparison of the 7-Day Yield of the USAA New York Money Market Fund and the iMoneyNet, Inc. State Specific SB (Stock Broker) and GP (General Purpose) (Tax-Free) Money Funds. The data is from 09/25/2000 through 09/24/2001.

                     USAA NEW YORK
                   MONEY MARKET FUND             IMONEYNET AVERAGE
                   -----------------             -----------------
09/25/00                 3.97%                         3.73%
10/30/00                 3.80%                         3.64%
11/27/00                 3.92%                         3.65%
12/18/00                 3.52%                         3.43%
01/29/01                 3.26%                         3.39%
02/26/01                 3.14%                         2.91%
03/26/01                 2.92%                         2.81%
04/30/01                 3.64%                         3.38%
05/21/01                 2.73%                         2.48%
06/25/01                 2.53%                         2.40%
07/30/01                 2.28%                         2.05%
08/27/01                 1.73%                         1.65%
09/24/01                 1.73%                         1.63%


DATA REPRESENT THE LAST MONDAY OF EACH MONTH.  ENDING DATE 9/24/01.



               The graph tracks the Fund's seven-day yield against iMoneyNet, Inc. State Specific SB (Stock Broker) & GP (General Purpose) (Tax-Free) Money Funds, an average of money market fund yields. iMoneyNet, Inc. is an organization that tracks the performance of money market funds.

MANAGER'S
--------------------------------------------------------------------------------
                         COMMENTARY on the Fund


[Photograph of the Portfolio
Manager, Regina G. Shafer, CFA,
appears here.]

--------------------------------------------------------------------------------

HOW DID THE USAA NEW YORK MONEY MARKET FUND PERFORM?

               The USAA New York Money Market Fund's seven-day yield ranged from a high of 3.65% in April to a low of 1.70% in August. The Fund ended the six-month period with a seven-day yield of 1.75%. The change in yields reflected the change in the tax-exempt market interest rates.

               The Fund ranked 10 out of 50 New York tax-exempt money market funds for the six-month period ended September 30, 2001, according to iMoneyNet, Inc. The Fund's six-month total return was 1.21% for the period, compared to a 1.13% average return of all New York tax-exempt money market funds ranked by iMoneyNet.



               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

               REFER TO THE BOTTOM OF PAGE 6 FOR THE IMONEYNET, INC. DEFINITION.

8

 ...CONTINUED
--------------------------------------------------------------------------------
                         COMMENTARY on the Fund


WHAT MARKET CONDITIONS AFFECTED THE FUND DURING THE PERIOD?

               Market participants' concern about the current economic picture grew as important economic indicators such as consumer confidence and unemployment continued to signal a slowdown. In response, the Federal Reserve Board (the Fed) lowered the federal funds rate five times in the past six months. The latest cut of 0.50% on September 17 was made on the heels of terrorist attacks on the United States that occurred just days earlier. This last cut brought the federal funds rate to 3.00%.

               On October 2, just after the end of the period, the Fed lowered the federal funds rate another 0.50% to 2.50%. The rate is now at its lowest since the Fed started using the target rate to set monetary policy.

               Our tax-exempt money market rates have fallen as well. The Bond Buyer One-Year Note Index ranged from a high of 3.23% in mid-April to 2.14% in September-a drop of more than 1.00%. Likewise, the Bond Market Association Municipal Swap Index that measures the average seven-day variable-rate demand note (VRDN) peaked in April at 4.45% but ended the six-month period at 2.28%.




               THE BOND BUYER ONE-YEAR NOTE INDEX IS REPRESENTATIVE OF YIELDS ON 10 LARGE ONE-YEAR, TAX-EXEMPT NOTES.

               THE BOND MARKET ASSOCIATION MUNICIPAL SWAP INDEX IS A SEVEN-DAY, HIGH-GRADE MARKET INDEX COMPOSED OF TAX-EXEMPT VARIABLE-RATE DEMAND NOTES TRACKED BY MUNICIPAL MARKET DATA, AN ORGANIZATION THAT MONITORS THE PERFORMANCE OF THE MUNICIPAL BOND MARKET.

 ...CONTINUED
--------------------------------------------------------------------------------



WHAT WERE YOUR STRATEGIES FOR BUYING AND SELLING DURING THE PERIOD?

               The strategy during this period of declining rates and economic slowdown was to extend the average maturities of the securities in the Fund when there were attractive opportunities in longer-term notes or bonds. We also continued to purchase and hold VRDNs and medium-term commercial paper. The longer-term notes and bonds provided some protection as rates continued to decline, whereas the VRDNs and commercial paper provided both liquidity and flexibility to the Fund.

               Our research team plays an important role in analyzing the credit strength of each security that we own. As you can imagine, this analysis becomes more difficult in a period when the economy is slowing down, so we are careful in reviewing each sector of the Fund's portfolio: municipalities, corporate guarantors, and letter-of-credit banks.


WHAT IS THE OUTLOOK?

               The majority of economists believe that the U.S. economy will continue to show signs of weakness until late this year or early next year. We expect that the Fed will continue to lower the federal funds rate in an effort to stabilize the economy and boost business and consumer confidence.

10

 ...CONTINUED
--------------------------------------------------------------------------------
                         COMMENTARY on the Fund


               The tax-exempt money market should also continue to see rates trend downward during this period, although supply and demand pressures could also have an impact on our short-term rates. Recent increased issuance of notes in the tax-exempt market, including the $1 billion New York City Fiscal 2002 recovery notes, may drive short-term rates higher than they have been in the recent past, somewhat mitigating the decline in rates in the short run. Remember, in the tax-exempt market, when supply is high, short-term rates rise to maintain the attractiveness of certain securities (primarily VRDNs) to investors.

               Thank you for your continued trust in USAA and the USAA New York Money Market Fund.

PORTFOLIO
--------------------------------------------------------------------------------
                         HIGHLIGHTS


                                  PORTFOLIO MIX
                                     9/30/01

A pie chart is shown here depicting the Portfolio Mix as of September 30, 2001 of the USAA New York Money Market Fund to be:

Fixed-Rate Instruments - 27.1% and Variable-Rate Demand Notes - 72.3%.



     PERCENTAGES  ARE OF THE NET  ASSETS OF THE FUND AND MAY NOT EQUAL 100%.


     YOU WILL  FIND A LIST OF  SECURITIES  THAT THE FUND OWNS ON PAGES 16-21.

12

 ...CONTINUED
--------------------------------------------------------------------------------
                         HIGHLIGHTS


                      CUMULATIVE PERFORMANCE OF $10,000
                      ---------------------------------

A chart in the form of a line graph appears here illustrating the cumulative performance of a $10,000 investment in the USAA New York Money Market Fund. The data is from 09/30/1991 to 09/30/2001. The data points from the graph are as follows:

USAA NEW YORK MONEY MARKET FUND
  YEAR                 AMOUNT
--------              -------
09/30/91              $10,000
03/31/92               10,168
09/30/92               10,312
03/31/93               10,423
09/30/93               10,529
03/31/94               10,632
09/30/94               10,754
03/31/95               10,925
09/30/95               11,121
03/31/96               11,313
09/30/96               11,493
03/31/97               11,671
09/30/97               11,864
03/31/98               12,055
09/30/98               12,243
03/31/99               12,405
09/30/99               12,581
03/31/00               12,780
09/30/00               13,021
03/31/01               13,242
09/30/01               13,402


DATA FROM 9/30/91 THROUGH 9/30/01.



               The graph illustrates the performance of a hypothetical $10,000 investment in the USAA New York Money Market Fund.

               Past performance is no guarantee of future results, and the value of your investment will vary according to the Fund's performance. Some income may be subject to federal, state, or local taxes, or to the federal alternative minimum tax. For seven-day yield information, please refer to the Fund's Investment Overview.

SHAREHOLDER
--------------------------------------------------------------------------------
                         Voting RESULTS


               On July 20, 2001, a special meeting of shareholders was held to vote on a number of proposals relating to USAA mutual funds. Shareholders of record on May 25, 2001, were entitled to vote on each proposal shown below. All proposals were approved by the shareholders.

               The following proposals and voting results pertain to one or more series within USAA Tax Exempt Fund, Inc. (the Company). Votes shown for Proposal 1 are for the entire series of the Company. Votes shown for Proposals 2A through 2D and Proposal 4 are for the USAA New York Money Market Fund, a series of the Company.



PROPOSAL 1
--------------------------------------------------------------------------------

               Proposal to elect Directors as follows:



                                                                      VOTE
               DIRECTORS                         VOTES FOR            WITHHELD
               -----------------------------------------------------------------

               Robert G. Davis                 1,842,731,201         33,320,138

               Christopher W. Claus            1,842,731,201         33,320,138

               David G. Peebles                1,842,731,201         33,320,138

               Michael F. Reimherr             1,842,731,201         33,320,138

               Richard A. Zucker               1,842,731,201         33,320,138

               Barbara B. Dreeben              1,842,731,201         33,320,138

               Robert L. Mason, Ph.D.          1,842,731,201         33,320,138

               Laura T. Starks, Ph.D.          1,842,731,201         33,320,138

14

 ...CONTINUED
--------------------------------------------------------------------------------
                         Voting RESULTS


PROPOSAL 2A
--------------------------------------------------------------------------------

               Proposal to approve the elimination of the investment restriction regarding investments in a single issuer.


               NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                       FOR                   AGAINST                 ABSTAIN
               -----------------------------------------------------------------
                   56,409,031               2,088,641               1,854,082


PROPOSAL 2B
--------------------------------------------------------------------------------

               Proposal to approve the elimination of the investment restriction
               regarding  the  purchase  of   securities  of  other   investment
               companies.


               NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                       FOR                   AGAINST                 ABSTAIN
               -----------------------------------------------------------------
                   56,383,538               2,131,047               1,837,169


PROPOSAL 2C
--------------------------------------------------------------------------------

               Proposal to approve the amendment of the investment restriction regarding the issuance of senior securities.

               NuMBER OF SHARES VOTING
               -----------------------------------------------------------------
                       FOR                   AGAINST                 ABSTAIN
               -----------------------------------------------------------------
                   56,044,128               2,485,656               1,821,970

 ...CONTINUED
--------------------------------------------------------------------------------


PROPOSAL 2D
--------------------------------------------------------------------------------

               Proposal to approve the amendment of the investment restriction regarding the purchase or sale of commodities.


               NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                       FOR                   AGAINST                 ABSTAIN
               -----------------------------------------------------------------
                   54,672,830               4,753,602                925,322


PROPOSAL 4
--------------------------------------------------------------------------------

               Proposal to approve a new advisory agreement with USAA Investment Management Company.


               NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                       FOR                   AGAINST                 ABSTAIN
               -----------------------------------------------------------------
                   57,456,096               2,464,118                431,540

16

PORTFOLIO
--------------------------------------------------------------------------------
                         of INVESTMENTS


USAA NEW YORK MONEY MARKET FUND
SEPTEMBER 30, 2001 (UNAUDITED)

CATEGORIES & DEFINITIONS
--------------------------------------------------------------------------------

         VARIABLE-RATE DEMAND NOTES (VRDN) - provide the right, on any business day, to sell the security at face value on either that day or within seven days. The interest rate is generally adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. The effective maturity of these instruments is deemed to be less than 397 days in accordance with regulatory requirements.

         FIXED-RATE INSTRUMENTS - consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

         CREDIT ENHANCEMENTS - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust.

         The Fund's investments consist of securities that meet the requirements to qualify as "eligible securities" under the Securities and Exchange Commission (SEC) rules applicable to money market funds. With respect to quality, eligible securities generally consist of securities rated in one of the two highest categories for short-term securities or, if not rated, of comparable quality at the time of purchase. The Manager also attempts to minimize credit risk in the Fund through rigorous internal credit research.

PORTFOLIO
--------------------------------------------------------------------------------
                         of INVESTMENTS
                         (continued)

USAA NEW YORK MONEY MARKET FUND
SEPTEMBER 30, 2001 (UNAUDITED)


         (ETM)   Escrowed to final maturity.

         (LOC)   Enhanced by a bank letter of credit.

         (LIQ)   Enhanced by a bank or nonbank liquidity agreement.

         (NBGA)  Enhanced by a nonbank guarantee agreement.

         (INS)   Scheduled principal and interest payments are insured by:

                 (1) MBIA, Inc.

                 (2) AMBAC Financial Group, Inc.

                 (3) Financial Guaranty Insurance Co.


PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS
--------------------------------------------------------------------------------

         BAN     Bond Anticipation Note

         COP     Certificate of Participation

         CP      Commercial Paper

         CSD     Central School District

         GO      General Obligation

         IDA     Industrial Development Authority/Agency

         MERLOT  Municipal Exempt Receipts-Liquidity Optional Tender

         PCRB    Pollution Control Revenue Bond

         PUTTER  Puttable Tax-Exempt Receipts

         RAN     Revenue Anticipation Note

         RB      Revenue Bond

18

PORTFOLIO
--------------------------------------------------------------------------------
                         of INVESTMENTS (continued)
                         (in thousands)

USAA NEW YORK MONEY MARKET FUND
SEPTEMBER 30, 2001 (UNAUDITED)

PRINCIPAL                                            COUPON        FINAL
   AMOUNT   SECURITY                                   RATE     MATURITY      VALUE
-----------------------------------------------------------------------------------
            VARIABLE-RATE DEMAND NOTES (72.3%)
            NEW YORK (65.5%)
  $ 3,950   Chautauqua County IDA RB,
              Series 2000A (LOC)                       2.25%   8/01/2030   $  3,950
      700   Dormitory Auth. RB, Series 1997 (LOC)      2.00    7/01/2012        700
            Dutchess County IDA RB,
    1,000     Series 1984 (LOC)                        2.58   11/01/2019      1,000
    3,165     Series 1997 (LOC)                        2.20   10/01/2017      3,165
    4,800   Long Island Power Auth. Electric System RB,
              Subseries 2A (LOC)                       2.05    5/01/2033      4,800
    2,800   Metro Transportation Auth. Transport
              Facility RB, Series 1999A, MERLOT
              Series 2000F (LIQ)(INS)3,a               2.32    7/01/2029      2,800
    1,400   Monroe County IDA RB, Series 1999A (LOC)   2.30    6/01/2029      1,400
    4,500   New York City GO, Fiscal 1996
              Series J-2 (LOC)                         2.10    2/15/2016      4,500
    3,500   New York City Health and Hospitals
              Corp. RB, Series 1997F (LOC)             2.05    2/15/2026      3,500
            New York City IDA RB,
    2,200     Series 1998 (LOC)                        2.40   12/01/2013      2,200
    1,800     Series 2000 (LOC)                        2.40    3/01/2020      1,800
    1,700     Series 2001 (LOC)                        2.00   12/30/2021      1,700
            New York City Municipal Water Finance
              Auth. RB,
    3,995     Fiscal 1996 Series B, PUTTER,
              Series 198 (LIQ)(INS)1,a                 2.12    6/15/2026      3,995
      300     Series 1994G (NBGA)                      2.60    6/15/2024        300
   11,485   Ramapo Housing Auth. RB,
              Series 1998 (LOC)                        2.31   12/01/2029     11,485
    5,130   Rensselaer County IDA Senior Housing RB,
              Series 1999A (NBGA)                      2.80    7/01/2029      5,130
    5,500   Rockland County IDA RB,
              Series 1999 (LOC)                        2.31    2/01/2029      5,500
    2,000   St. Lawrence County IDA PCRB,
              Series 1985 (LOC)                        2.65   12/01/2007      2,000
    1,680   Suffolk County IDA RB, Series 1992 (LOC)   2.15   12/01/2012      1,680
      810   Tompkins County IDA RB,
              Series 2000 (LOC)                        2.05    6/01/2025        810
    2,500   Urban Development Corp. RB, Series C,
              MERLOT, Series 2000N (LIQ)(INS)2,a       2.32    1/01/2029      2,500


PORTFOLIO
--------------------------------------------------------------------------------
                         of INVESTMENTS (continued)
                         (in thousands)

USAA NEW YORK MONEY MARKET FUND
SEPTEMBER 30, 2001 (UNAUDITED)

PRINCIPAL                                            COUPON        FINAL
   AMOUNT   SECURITY                                   RATE     MATURITY      VALUE
-----------------------------------------------------------------------------------

  $ 2,360   Westchester County IDA RB, Series 1998
              (LOC)                                    2.40%  10/01/2028   $  2,360

            PUERTO RICO (6.8%)
    7,000   Industrial, Medical and Environmental
              Facilities Financing Auth. PCRB, Series
              1985 (LOC)                               2.45   12/01/2015      7,000
-----------------------------------------------------------------------------------
            Total variable-rate demand notes (cost: $74,275)                 74,275
-----------------------------------------------------------------------------------

            FIXED-RATE INSTRUMENTS (27.1%)

            NEW YORK (22.2%)
      454   Brewster CSD GO, Series 2001 (INS)3        4.50    4/15/2002        457
    1,530   Buffalo GO, Series 1999C (INS)2            3.75   12/01/2001      1,532
      715   Dormitory Auth. RB, Series 1998 (INS)2     4.00    2/01/2002        717
      410   Hempstead Serial Bonds,
              1995 Series B (INS)3                     5.63    2/01/2002        413
      400   Housing Finance Agency RB,
              1994 Series B (INS)2                     5.25    2/15/2002        403
    1,640   Ithaca City School District GO RAN,
              Series 2001                              3.00    6/28/2002      1,646
      410   Middle Country CSD, Series 2001 (INS)3     4.70    5/15/2002        414
      250   Nassau County GO, Series J (ETM)(INS)3     6.10   11/15/2001        251
    1,800   New York City Municipal Water Finance
              Auth. CP Notes, Series 4 (LOC)           1.90   10/03/2001      1,800
    4,025   Port Authority of New York and New
              Jersey CP, Series B                      2.65   10/10/2001      4,025
      375   Rochester GO, Series 1997 (INS)3           4.25   10/01/2001        375
    2,290   State COP                                  5.00    9/01/2002      2,344
            State Power Auth. CP Notes,
    1,629     Series 1                                 2.40   10/05/2001      1,629
    3,000     Series 2                                 2.35    1/14/2002      3,000
      400   Suffolk County Judicial Facilities
              Agency RB, Series 1999 (INS)2            4.75   10/15/2001        400
      300   Thruway Auth. RB, Series 1996 A (INS)2     4.50    4/01/2002        302
    1,000   Triborough Bridge and Tunnel Auth. BAN,
              Series 2001A                             5.00    1/17/2002      1,006
    1,715   Urban Development Corp. RB, Series 7       4.75    1/01/2002      1,722
      450   West Seneca GO, Series 2001 (INS)1         4.20    4/01/2002        452

20

PORTFOLIO
--------------------------------------------------------------------------------
                         of INVESTMENTS (continued)
                         (in thousands)

USAA NEW YORK MONEY MARKET FUND
SEPTEMBER 30, 2001 (UNAUDITED)

PRINCIPAL                                            COUPON        FINAL
   AMOUNT   SECURITY                                   RATE     MATURITY      VALUE
-----------------------------------------------------------------------------------
            PUERTO RICO (4.9%)
  $ 5,000   Government Development Bank CP             1.90%  10/17/2001   $  5,000
-----------------------------------------------------------------------------------
            Total fixed-rate instruments (cost: $27,888)                     27,888
-----------------------------------------------------------------------------------

            TOTAL INVESTMENTS (cost: $102,163)                             $102,163
===================================================================================


PORTFOLIO
--------------------------------------------------------------------------------
                         of INVESTMENTS (continued)


USAA NEW YORK MONEY MARKET FUND
SEPTEMBER 30, 2001 (UNAUDITED)

PORTFOLIO SUMMARY BY CONCENTRATION
--------------------------------------------------------------------------------

         Nursing/Continuing Care Centers                          22.3%
         Community Service                                        14.9
         General Obligations                                       9.5
         Electric/Gas Utilities - Municipal                        9.2
         Education                                                 6.8
         Appropriated Debt                                         6.4
         Hospitals                                                 6.2
         Water/Sewer Utilities - Municipal                         5.9
         Banks                                                     4.9
         Airport/Port                                              3.9
         Special Assessment/Tax                                    2.7
         Aluminum                                                  1.9
         Buildings                                                 1.8
         Toll Roads                                                1.3
         Specialty Stores                                          1.0
         Other                                                     0.7
                                                                  ----
         Total                                                    99.4%
                                                                  ====

22

NOTES
--------------------------------------------------------------------------------
                         to Portfolio of INVESTMENTS


USAA NEW YORK MONEY MARKET FUND
SEPTEMBER 30, 2001 (UNAUDITED)

GENERAL NOTES
--------------------------------------------------------------------------------

         Values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

         The percentages shown represent the percentages of the investments to net assets.

SPECIFIC NOTES
--------------------------------------------------------------------------------

         (a) These securities are not registered under the Securities Act of 1933. Resells of these securities in the United States may occur in exempt transactions to qualified institutional buyers as defined by Rule 144A and as such are generally deemed by the Manager to be liquid under guidelines established by the Board of Directors. At September 30, 2001, these securities represented 9.0% of the Fund's net assets.



         SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
--------------------------------------------------------------------------------
                         of ASSETS and LIABILITIES
                         (in thousands)


USAA NEW YORK MONEY MARKET FUND
SEPTEMBER 30, 2001 (UNAUDITED)


ASSETS

   Investments in securities                                        $  102,163
   Cash                                                                    430
   Receivables:
      Capital shares sold                                                   45
      Interest                                                             362
   Prepaid expense                                                           3
                                                                    ----------
         Total assets                                                  103,003
                                                                    ----------

LIABILITIES

   Capital shares redeemed                                                 123
   USAA Investment Management Company                                       18
   USAA Transfer Agency Company                                              3
   Accounts payable and accrued expenses                                    11
   Dividends on capital shares                                              18
                                                                    ----------
         Total liabilities                                                 173
                                                                    ----------
            Net assets applicable to capital shares outstanding     $  102,830
                                                                    ==========

REPRESENTED BY:

   Paid-in capital                                                  $  102,830
                                                                    ==========
   Capital shares outstanding                                          102,830
                                                                    ==========
   Authorized shares of $.01 par value                               1,060,000
                                                                    ==========
   Net asset value, redemption price, and offering price per share  $     1.00
                                                                    ==========


   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

24

STATEMENT
--------------------------------------------------------------------------------
                         of OPERATIONS
                         (in thousands)


USAA NEW YORK MONEY MARKET FUND
SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2001 (UNAUDITED)


NET INVESTMENT INCOME

   Interest income                                           $1,503
                                                             ------
   Expenses:
      Management fees                                           191
      Administrative and servicing fees                          17
      Transfer agent's fees                                      21
      Custodian's fees                                           24
      Postage                                                     4
      Shareholder reporting fees                                  3
      Directors' fees                                             2
      Professional fees                                          19
      Insurance                                                   8
      Other                                                       2
                                                             ------
         Total expenses                                         291
      Expenses reimbursed                                       (13)
      Expenses paid indirectly                                   (3)
                                                             ------
         Net expenses                                           275
                                                             ------
            Net investment income                            $1,228
                                                             ======


   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS
--------------------------------------------------------------------------------
                         of Changes in NET ASSETS
                         (in thousands)


USAA NEW YORK MONEY MARKET FUND
SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2001 (UNAUDITED),
AND YEAR ENDED MARCH 31, 2001


FROM OPERATIONS                                9/30/2001     3/31/2001
                                               -----------------------
   Net investment income                       $  1,228      $  2,904
                                               -----------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

   Net investment income                         (1,228)       (2,904)
                                               -----------------------

FROM CAPITAL SHARE TRANSACTIONS

   Proceeds from shares sold                     45,094        90,910
   Dividend reinvestments                         1,135         2,782
   Cost of shares redeemed                      (44,204)      (70,835)
                                               -----------------------
      Increase in net assets from
         capital share transactions               2,025        22,857
                                               -----------------------
   Net increase in net assets                     2,025        22,857

NET ASSETS

   Beginning of period                          100,805        77,948
                                               -----------------------
   End of period                               $102,830      $100,805
                                               =======================

CHANGE IN SHARES OUTSTANDING

   Shares sold                                   45,094        90,910
   Shares issued for dividends reinvested         1,135         2,782
   Shares redeemed                              (44,204)      (70,835)
                                               -----------------------
      Increase in shares outstanding              2,025        22,857
                                               =======================



   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

26

NOTES
--------------------------------------------------------------------------------
                         to FINANCIAL Statements


USAA NEW YORK MONEY MARKET FUND
SEPTEMBER 30, 2001 (UNAUDITED)


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

         USAA Tax Exempt Fund, Inc. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of 10 separate funds. The information presented in this semiannual report pertains only to the USAA New York Money Market Fund (the Fund). The Fund's investment objective is to provide investors with interest income that is exempt from federal income tax and New York state and New York City personal income taxes, with a further objective of preserving capital and maintaining liquidity.

             A. SECURITY  VALUATION - The value of each  security is  determined
                (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

                1. Pursuant to SEC Rule 2a-7,  securities in the Fund are stated
                   at  amortized   cost,   which   approximates   market  value.
                   Repurchase agreements are valued at cost.

                2. Securities  that  cannot be valued by the  methods  set forth above and all other assets are valued in good faith at fair value using methods determined by USAA Investment Management Company (the Manager) under the general supervision of the Company's Board of Directors.

NOTES
--------------------------------------------------------------------------------
                         to FINANCIAL Statements
                         (continued)

USAA NEW YORK MONEY MARKET FUND
SEPTEMBER 30, 2001 (UNAUDITED)


             B. FEDERAL  TAXES  - The  Fund's  policy  is  to  comply  with  the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

             C. INVESTMENTS IN SECURITIES - Security  transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities.

             D. PREPAID  EXPENSE - The Fund,  along with other USAA money market funds, is covered under an insurance policy issued by ICIM Reinsurance Company. The purpose of this coverage is to protect the Fund against bond defaults and similar events that could negatively affect the value of portfolio securities of money market funds. The Fund amortizes the insurance premium over the life of the policy.

             E. EXPENSES PAID INDIRECTLY - The Fund's  custodian bank has agreed to reduce its fees when the Fund maintains a cash balance in the non-interest-bearing custody account. For the six-month period ended September 30, 2001, custodian fee offset arrangements reduced expenses by $3,000.

28

NOTES
--------------------------------------------------------------------------------
                         to FINANCIAL Statements
                         (continued)


USAA NEW YORK MONEY MARKET FUND
SEPTEMBER 30, 2001 (UNAUDITED)


             F. USE OF ESTIMATES - The  preparation  of financial  statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT
--------------------------------------------------------------------------------

         The Fund participates with other USAA funds in two joint, short-term, revolving, committed loan agreements totaling $500 million: $400 million with USAA Capital Corporation (CAPCO), an affiliate of the
         Manager, and $100 million with Bank of America. The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

         Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 15% of the Fund's total assets. The Fund had no borrowings under either of these agreements during the six-month period ended September 30, 2001.

NOTES
--------------------------------------------------------------------------------
                         to FINANCIAL Statements
                         (continued)

USAA NEW YORK MONEY MARKET FUND
SEPTEMBER 30, 2001 (UNAUDITED)


(3) DISTRIBUTIONS
--------------------------------------------------------------------------------

         Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4) INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

         Costs of purchases and proceeds from sales/maturities of securities for the six-month period ended September 30, 2001, were $182,318,000 and $181,802,000, respectively.

         The  cost  of  securities,   for  federal   income  tax  purposes,   is
         approximately the same as that reported in the financial statements.

(5) TRANSACTIONS WITH MANAGER
--------------------------------------------------------------------------------

             A. MANAGEMENT FEES - The Manager carries out the Fund's  investment policies and manages the Fund's portfolio. Management fees are computed as a percentage of aggregate average net assets of the USAA New York Bond and USAA New York Money Market funds combined, which on an annual basis is equal to 0.50% of the first $50 million, 0.40% of that portion over $50 million but not over $100 million, and 0.30% of that portion over $100 million. These fees are allocated on a proportional basis to each Fund monthly based on average net assets.

30

NOTES
--------------------------------------------------------------------------------
                         to FINANCIAL Statements
                         (continued)

USAA NEW YORK MONEY MARKET FUND
SEPTEMBER 30, 2001 (UNAUDITED)


                The Manager has voluntarily agreed to limit the annual expenses of the Fund to 0.60% of its average annual net assets through July 31, 2002. Prior to August 1, 2001, the voluntary annual expense limitation was 0.50% of the Fund's average annual net assets.

             B. ADMINISTRATIVE AND SERVICING FEES - The Manager provides certain administrative and shareholder servicing functions for the Fund. For such services, effective August 1, 2001, the Manager receives a fee computed at an annualized rate of 0.10% of the Fund's monthly average net assets. Prior to August 1, 2001, the Manager performed these services; however, no separate fee was charged.

             C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA
                Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge per shareholder account plus out-of-pocket expenses. Effective August 1, 2001, the annual charge per account was reduced from $28.50 to $25.50.

             D. UNDERWRITING   SERVICES  -  The   Manager   provides   exclusive
                underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

         Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Fund.

NOTES
--------------------------------------------------------------------------------
                         to FINANCIAL Statements
                         (continued)

USAA NEW YORK MONEY MARKET FUND
SEPTEMBER 30, 2001 (UNAUDITED)


(7) FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                              SIX-MONTH
                             PERIOD ENDED
                             SEPTEMBER 30,                        YEAR ENDED MARCH 31,
                             -------------------------------------------------------------------------------
                                 2001         2001           2000         1999           1998          1997
                             -------------------------------------------------------------------------------
Net asset value at
   beginning of period       $   1.00       $   1.00       $  1.00       $  1.00       $  1.00       $  1.00
Net investment income             .01            .03           .03           .03           .03           .03
Distributions from net
   investment income             (.01)          (.03)         (.03)         (.03)         (.03)         (.03)
                             -------------------------------------------------------------------------------
Net asset value at
   end of period             $   1.00       $   1.00       $  1.00       $  1.00       $  1.00       $  1.00
                             ===============================================================================
Total return (%) *               1.21           3.62          3.02          2.90          3.29          3.16
Net assets at end
   of period (000)           $102,830       $100,805       $77,948       $68,834       $62,226       $49,996
Ratio of expenses to
   average net assets (%)         .54a,b,c,d     .50           .50           .50           .50           .50
Ratio of expenses to
   average net
   assets excluding
   reimbursements (%)             .56a,c         .58           .58           .60           .63           .69
Ratio of net investment
   income to average
   net assets (%)                2.38a          3.54          3.00          2.86          3.23          3.12



  * Assumes reinvestment of all dividend income distributions during the period.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) Effective August 1, 2001, the Manager voluntarily agreed to limit the Fund's expense ratio to 0.60% of the Fund's average annual net assets. Prior to this date, the voluntary expense ratio limit was 0.50% of the Fund's average annual net assets.
(c) Reflects total expenses prior to any custodian fee offset arrangement.
(d) The custodian fee offset arrangement reduced the Fund's total expense ratio by 0.01%.

32

NOTES
--------------------------------------------------------------------------------

                   DIRECTORS   Robert G. Davis, CHAIRMAN OF THE BOARD
                               Christopher W. Claus, VICE CHAIRMAN OF THE BOARD
                               Barbara B. Dreeben
                               Robert L. Mason, Ph.D.
                               David G. Peebles
                               Michael F. Reimherr
                               Laura T. Starks, Ph.D.
                               Richard A. Zucker

         INVESTMENT ADVISER,   USAA Investment Management Company
                 UNDERWRITER   9800 Fredericksburg Road
             AND DISTRIBUTOR   San Antonio, Texas 78288

              TRANSFER AGENT   USAA Shareholder Account Services
                               9800 Fredericksburg Road
                               San Antonio, Texas 78288

               LEGAL COUNSEL   Goodwin Procter LLP
                               Exchange Place
                               Boston, Massachusetts 02109

                   CUSTODIAN   State Street Bank and Trust Company
                               P.O. Box 1713
                               Boston, Massachusetts 02105

        INDEPENDENT AUDITORS   KPMG LLP
                               112 East Pecan, Suite 2400
                               San Antonio, Texas 78205

                   TELEPHONE   Call toll free - Central Time
            ASSISTANCE HOURS   Monday - Friday, 6 a.m. to 10 p.m.
                               Saturday, 8:30 a.m. to 5 p.m.
                               Sunday, 11:30 a.m. to 8 p.m.

                 FOR ACCOUNT   1-800-531-8448,
                  SERVICING,   (in San Antonio) 456-7202
               EXCHANGES, OR
                 REDEMPTIONS

             RECORDED MUTUAL   24-hour service (from any phone)
           FUND PRICE QUOTES   1-800-531-8066, (in San Antonio) 498-8066

                 MUTUAL FUND   (from touch-tone phones only)
           USAA TOUCHLINE(R)   For account balance, last transaction, fund
                               prices, or to exchange or redeem fund shares
                               1-800-531-8777, (in San Antonio) 498-8777

             INTERNET ACCESS   USAA.COM
                                                                        Recycled
                                                                           Paper

[USAA logo appears here.]  WE KNOW WHAT IT MEANS TO SERVE. (R)
                           -----------------------------------
                               INSURANCE - MEMBER SERVICES



39610-1101                                   (C)2001, USAA. All rights reserved.